UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2016

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37392	46-3837784
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

700 N. Brand Blvd., Suite 1400, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On December 21, 2016, Apollo Medical Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Apollo Acquisition Corp., a California corporation and wholly-owned subsidiary of the Company (“Merger Subsidiary”), Network Medical Management, Inc., a California corporation (“NMM”), and Kenneth Sim, M.D., not individually but in his capacity as the representative of the shareholders of NMM (the “Shareholders’ Representative”). The Merger Agreement is attached hereto as Exhibit 99.1.

Thomas Lam, M.D. and Kenneth Sim, M.D. entered into Voting Agreements with the Company attached hereto as Exhibits 99.2 and 99.3, respectively. Under the Voting Agreements, Dr. Sim and Dr. Lam have agreed, among other things, to vote in favor of the approval and adoption of the Merger (as such term is defined below) and the Merger Agreement.

Under the terms of the Merger Agreement, Merger Subsidiary will merge with and into NMM, with NMM becoming a whollyowned subsidiary of Apollo Medical Holdings (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a taxdeferred reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986. In the transaction NMM will receive such number of shares of ApolloMed common stock such that NMM shareholders will own 82% and the Company shareholders will own 18% of issued and outstanding shares at closing. Additionally, NMM has agreed to relinquish its redemption rights relating to preferred stock it owns in the Company pursuant to the terms of a Consent and Waiver Agreement dated as of December 21, 2016 by and between the Company and NMM attached hereto as Exhibit 99.4. The transaction was approved unanimously by the Board of Directors of both companies. Consummation of the Merger is subject to various closing conditions, including, among other things, approval by the stockholders of the Company and the stockholders of NMM. As part of the Merger Agreement, the Company and NMM have made various mutual representations and warranties.

Within five business days following the execution of the Merger Agreement, NMM must provide a working capital loan to the Company in the principal amount of $5,000,000, which will be evidenced by a promissory note.

The Merger Agreement grants each party the ability to update disclosure schedules through January 20, 2017. If any updated disclosure schedules are found to be unacceptable to the receiving party, as determined in such receiving party’s sole discretion, then such receiving party may terminate the Merger Agreement no later than February 3, 2017.

The Merger Agreement provides that Thomas Lam, M.D., current Chief Executive Officer of NMM, and Warren Hosseinion, M.D., will be Co-Chief Executive Officers of the combined company upon closing of the transaction. Kenneth Sim, M.D., who currently serves as Chairman of NMM, will be Executive Chairman of the Company. Gary Augusta, current Executive Chairman of the Company, will be President, Mihir Shah will continue as Chief Financial Officer, and Hing Ang, current Chief Financial Officer of NMM will be the Chief Operating Officer. Adrian Vazquez, M.D. and Albert Young, M.D. will be Co-Chief Medical Officers. The Board of Directors will consist of nine directors, five appointees (including three independent directors) from NMM and four appointees (including two independent directors) from the Company.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed herewith as Exhibit 99.1 and which is incorporated herein by reference.

The Merger and the foregoing description of the Merger, Merger Agreement and the transactions contemplated thereby are intended to provide information regarding the terms of the Merger Agreement and such transactions, and not to provide any other factual information about NMM or the Company. The representations, warranties and covenants made by NMM and the Company in the Merger Agreement were made as of the date thereof in connection with negotiating the contract, are subject to qualifications and limitations agreed to by the parties, and may have been used for the purpose of allocating risk between the parties rather than for the purpose of establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC. Information concerning the subject matter of such representations, warranties and covenants may also change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures. Accordingly, shareholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described in the Merger Agreement.

The foregoing description of the Merger, Merger Agreement and the transactions contemplated thereby may contain forward-looking statements, including information about management’s view of future expectations, plans and prospects for the Company and projections concerning the combined organization following the merger as to number of patients, healthcare professionals, employees and pro forma revenues as well as the merger creating a platform with a comprehensive suite of solutions. In particular, words such as “predicts,” “believes,” “expects,” “intends,” “seeks,” “estimates,” “plans,” “anticipates,” and “is projected to” and similar conditional expressions and future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could” are intended to identify forward-looking statements. In addition, our representatives may from time to time make oral forward-looking statements. Any such statements, other than those of historical fact, are forward-looking statements. Such statements are based on the current expectations and certain assumptions of the Company’s management. Such statements are subject to a variety of known and unknown risks, uncertainties and other factors, many of which are beyond the control of the Company, which could cause the actual results, performance or achievements of the Company and its subsidiaries to be materially different than those that may be expressed or implied in such statements or anticipated on the basis of historical trends. Unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The forward-looking statements included herein are made only as of the date hereof. The Company undertakes no obligation to update or revise these forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made, except as required by law, and also undertakes no obligation to update or correct information prepared by third parties that are not paid for by the Company. You should not place undue reliance on any forward-looking statement and should consider the uncertainties and risks discussed under Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended March 31, 2016 and in any of the Company’s other subsequent Securities and Exchange Commission (“SEC”) filings.

This 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval. In connection with the proposed transaction, the Company intends prepare and file with the SEC a proxy statement and other documents with respect to the merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE. THESE ITEMS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the proxy statement and other relevant documents filed by the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC will also be available free of charge on the Company’s website at www.apollomed.net.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers, and additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC in connection with the proposed transaction, if and when they become available. These documents will be available free of charge on the SEC’s website and from the Company using the sources indicated above.

For information about the Company’s relationships and transactions with NMM, please see the Company’s Annual Report on Form 10-K for the year ended March 31, 2016, the Company’s’ definitive Proxy Statement for the Annual Meeting of Stockholders held in September 2016, and any of the Company’s SEC filings filed since the Proxy Statement. The Company’s filings with the SEC, including the Annual Report, the Proxy Statement and the Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of the Company’s agreements with these related parties are publicly available as exhibits to the Company’s public filings with the SEC and accessible at the SEC’s website.

Item 7.01. Regulation FD Disclosure.

On December 22, 2016, the Company issued a press release announcing the execution of the Merger Agreement. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.5. The information in this press release shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Agreement and Plan of Merger dated as of December 21, 2016 by and among Apollo Medical Holdings, Inc., Apollo Acquisition Corp., Network Medical Management, Inc., and Kenneth Sim, M.D. in his capacity as the Shareholders’ Representative

99.2	Voting Agreement dated as of December 21, 2016 by and between Apollo Medical Holdings, Inc., and Thomas Lam, M.D.

99.3	Voting Agreement dated as of December 21, 2016 by and between Apollo Medical Holdings, Inc., and Kenneth Sim, M.D.

99.4	Consent and Waiver Agreement dated as of December 21, 2016 by and between Apollo Medical Holdings, Inc. and Network Medical Management, Inc.

99.5	Merger Press Release dated December 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: December 22, 2016	By:	/s/ Warren Hosseinion
	Name: Title:	Warren Hosseinion Chief Executive Officer